STATEMENT OF ADDITIONAL INFORMATION

                        INVESTORS MARK SERIES FUND, INC.

                           2300 MAIN STREET, SUITE 450

                           KANSAS CITY, MISSOURI 64108

                                   MAY 1, 2005




This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for Investors Mark Series Fund, Inc., dated May 1, 2005 (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling 1-800-423-9398, or writing BMA Variable Products, 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

The Prospectus incorporates this SAI by reference. The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.







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                                TABLE OF CONTENTS


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GENERAL INFORMATION AND HISTORY..............................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................3

ADDITIONAL INFORMATION CONCERNING INVESTMENT RISKS...........................32

INVESTMENT RESTRICTIONS......................................................35

DIRECTORS AND OFFICERS OF THE FUND...........................................48

COMPENSATION TABLE...........................................................50

THE ADVISER..................................................................51

SUB-ADVISERS.................................................................54

THE DISTRIBUTOR..............................................................55

OTHER SERVICE PROVIDERS......................................................56

PERFORMANCE INFORMATION......................................................56

PURCHASE AND REDEMPTION OF SHARES............................................58

DETERMINATION OF NET ASSET VALUE.............................................59

TAXES .......................................................................61

DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO TRANSACTIONS.......................................................63

PORTFOLIO TURNOVER...........................................................66

DESCRIPTION OF SHARES........................................................66

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................66

GENERAL INFORMATION..........................................................66

FINANCIAL STATEMENTS.........................................................67

APPENDIX ....................................................................67


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GENERAL INFORMATION AND HISTORY


Investors Mark Series Fund, Inc. ("Fund") is an open-end management investment company incorporated in Maryland on June 27, 1997. This SAI relates to all Portfolios of the Fund. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.


INVESTMENT OBJECTIVES AND POLICIES


This SAI contains additional information concerning certain investment policies, practices and restrictions of the Fund and is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

Shares of the Portfolios of the Fund are not available directly to individual investors but may be offered only to life insurance companies. Certain Portfolios of the Fund may not be available in connection with a particular Contract or may not be available in a particular state. Investors should consult the Separate Account prospectus of the specific insurance product for information on the availability of the various Portfolios of the Fund.

Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Board of Directors of the Fund may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.


RIGHTS AND WARRANTS


Certain Portfolios may invest in rights and warrants. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

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Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

CONVERTIBLE SECURITIES


Certain Portfolios may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Portfolio entitle the Portfolio to exchange such instruments for common stock of the issuer at a predetermined rate.

By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Sub-Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities. While convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Sub-Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

SMALL CAPITALIZATION STOCKS. Certain Portfolios may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as the total current market value of a company's outstanding common stock. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

UNSEASONED ISSUERS. Certain of the Portfolios may invest in unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous

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operation, even including the operations of any predecessors and parents.
Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies.

MORTGAGE-RELATED OBLIGATIONS


MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Portfolio's exposure to rising interest rates and prevent a Portfolio from taking advantage of such higher yields.

GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. GNMA, FNMA and FHLMC certificates are described further below.

Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages

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principally secured by interests in real property and other permitted investments. The Portfolios do not intend to purchase residual interests in REMICs.

Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Portfolio may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

LIFE OF MORTGAGE-RELATED OBLIGATIONS. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA CERTIFICATES. GNMA was established in 1968 when FNMA was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA- insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

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Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rated paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC WAS CREATED BY THE EMERGENCY HOME FINANCE ACT OF 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market of conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and CMOs.

Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate

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mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.


A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. A Sub-Adviser would purchase a Z bond for a Portfolio if it expected interest rates to decline.

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FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

PRIVATELY-ISSUED MORTGAGE LOAN POOLS. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

Before rating an issue, a rating agency such as S&P or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, terms and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

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MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Portfolio invests is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Portfolio than was anticipated at the time the securities were purchased. A Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

FOREIGN SECURITIES


FOREIGN SECURITIES. Certain Portfolios may invest in securities of foreign governments and companies. Investments in foreign securities involve certain risks that are different from the risks of investing in securities of U.S. issuers. (See "Investment Risks--Foreign Securities" for a discussion of these risks.) Certain Portfolios may also invest in issuers located in emerging markets. Investments in emerging markets involve risks in addition

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to those generally associated with investments in foreign securities.
(See "Investment Risks--Investing in Emerging Markets".)

The Mid Cap Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded. The Mid Cap Equity Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country.

Other than American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each of the Large Cap Growth and Small Cap Equity Portfolios is limited to investing no more than 25% of its total assets in foreign securities.

Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Portfolio will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Portfolio's shareholders.

Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See "Currency Transactions," below.)

Certain Portfolios may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and ("Depository Shares").

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ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the- counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Portfolio acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Portfolio will avoid currency risks during the settlement period for purchases and sales.

As described in the Prospectus, each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 25% of its total assets in foreign securities. For purposes of this limitation, foreign securities do not include ADRs or securities guaranteed by a United States person. Each of the Small Cap Equity and Large Cap Growth Portfolios will not invest more than 5% of its net assets in unsponsored ADRs.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.

EURODOLLAR CONTRACTS


Certain Portfolios may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

SOVEREIGN DEBT OBLIGATIONS. Certain Portfolios may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. Certain Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

RESTRICTED, ILLIQUID AND RULE 144A SECURITIES


Each of the Portfolios is authorized to invest in restricted and illiquid securities. Restricted securities are securities which are not readily marketable because they are subject to restrictions on their resale. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act") and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

The Board of Directors has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Each of the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income, Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its net assets in illiquid securities. Each of the Balanced, Large Cap Value and Money Market Portfolios may invest up to 10% of its net assets in illiquid securities, while the Growth & Income Portfolio may invest up to 5% of its net assets in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause a Portfolio to exceed its percentage limitation which may be invested in such securities, the Board of Directors of the Fund, in consultation with the Adviser and the particular Portfolio's Sub-Adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

Rule 144A permits certain qualified institutional buyers, such as a Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio's restriction of investing no more than a certain percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Portfolio does not invest more than it is permitted to in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CORPORATE DEBT OBLIGATIONS. Certain Portfolios may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Portfolio will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FORWARD ROLL TRANSACTIONS. To seek to enhance current income, the Intermediate Fixed Income Portfolio may invest up to 10% of its net assets and the Global Fixed Income Portfolio may invest up to 5% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that a Portfolio enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

LEVERAGE. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Portfolio's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

STRUCTURED OR HYBRID NOTES


Certain Portfolios of the Fund may invest in structured or hybrid notes. It is expected that not more than 5% of a Portfolio's net assets will be at risk as a result of such investments. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Portfolio to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Portfolio's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset. Investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of each Portfolio's limitations on investments in illiquid securities.

TAX-EXEMPT SECURITIES. The Intermediate Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities if the Sub-Adviser believes that tax-exempt securities will provide competitive returns.

INVERSE FLOATING RATE SECURITIES. Certain Portfolios may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS


Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

U.S. GOVERNMENT SECURITIES. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as FNMA and FHLMC), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

BANK OBLIGATIONS. Each of the Portfolios may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposits are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

COMMERCIAL PAPER. Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. With respect to the Money Market Portfolio, such paper, on the date of investment by the Portfolio, must be rated in the highest category for short-term debt securities by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security.) The Money Market Portfolio may invest in unrated commercial paper if the Board of Directors of the Fund determines, in accordance with the procedures of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), that the unrated security is of comparable quality to rated securities.

Investments in commercial paper by the Intermediate Fixed Income and Global Fixed Income Portfolios will be rated "P-1" by Moody's or "A-1" by S&P, or Duff-1 by Duff, which are the highest ratings assigned by these NRSROs (even if rated lower by one or more of the other NRSROs), or which, if not rated or rated lower by one or more of the NRSROs and not rated by the other NRSRO or NRSROs, are judged by the Sub-Adviser to be of equivalent quality to the securities so rated. With respect to the Global Fixed Income Portfolio, in determining whether securities are of equivalent quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to a Portfolio with the concurrent agreement by the seller to repurchase the securities at the Portfolio's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio.

The Portfolios will enter into such repurchase agreements only with United States banks having assets in excess of $100 million which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Global Fixed Income Portfolio may invest up to 5%, 10% and 25%, respectively, of net assets in repurchase agreements. Each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its assets in repurchase agreements. Certain other Portfolios of the Fund may invest in repurchase agreements as described elsewhere herein.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Portfolio may not be able to perfect its interest in the underlying securities. While a Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

MONEY MARKET INSTRUMENTS AND SHORT-TERM SECURITIES- MID CAP EQUITY PORTFOLIO. Although the Mid Cap Equity Portfolio intends to stay invested in equity and equity-related securities to the extent practical in light of its investment objective, the Portfolio may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions.

Money market instruments in which the Mid Cap Equity Portfolio invests will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by S&P, Duff and Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of the Mid Cap Equity Portfolio's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Mid Cap Equity Portfolio's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics.



WHEN ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS


Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although a Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Portfolio may sell the securities before the settlement date if deemed advisable by the Sub-Adviser.

Unless a Portfolio has entered into an offsetting agreement to sell the securities purchased on a "when-issued" basis, cash or liquid obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the Fund's custodian bank. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

The Global Fixed Income Portfolio may invest up to 25% of its net assets and the Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in securities purchased on a "when-issued" or "delayed delivery" basis. The Large Cap Growth and Small Cap Equity Portfolios do not currently intend to have commitments to purchase when-issued securities in excess of 5% of their net assets.

Certain Portfolios may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

LENDING OF SECURITIES


Subject to the applicable Investment Restrictions contained herein (see "Investment Restrictions"), certain Portfolios may lend their securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d)) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

The market value of securities loaned by the Global Fixed Income Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower. Each Sub- Adviser, under the supervision of the Board of Directors of the Fund, monitors the creditworthiness of the parties to whom each Portfolio makes securities loans.

EMERGENCY BORROWING. Certain Portfolios will be permitted to borrow money up to one-third of the value of the Portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of a Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities.

TEMPORARY DEFENSIVE INVESTMENTS. Each Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO DIVERSIFICATION AND CONCENTRATION. The Global Fixed Income Portfolio is non- diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers will cause the Portfolio's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Certain Portfolios are permitted to invest in shares of other investment companies. A Portfolio may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Portfolio may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

The Growth & Income Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

REITS. Certain of the Portfolios may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

SHORT SALES. Certain Portfolios may engage in short sales and short sales against the box. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Portfolio either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Portfolio delivers the security (or an identical security) to cover the short position. The Portfolio receives the net proceeds from the short sale. When a Portfolio enters into a short sale other than against the box, the Portfolio must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Portfolio's net assets.

STRATEGIC TRANSACTIONS OR DERIVATIVES


Certain Portfolios may, but are not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income or equity market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars; and, to the extent a Portfolio invests in foreign securities, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions" and are also referred to as "Derivatives"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although a Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. (Transactions such as writing covered call options are considered to involve hedging for purposes of this limitation.) In calculating each Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if a Sub-Adviser believes that a Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

RISK OF STRATEGIC TRANSACTIONS


The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have not markets. As a result, in certain markets, a Portfolio may not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS


Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Certain Portfolios may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Certain Portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amounts, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Directors. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other NRSRO or which issue debt that is determined to be of equivalent credit quality by the Sub-Adviser.


If a Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

A Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, a Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though a Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a price above the market price.


Options on Securities Indices and Other Financial Indices


Certain Portfolios may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, certain Portfolios may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures


Certain Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Portfolio, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

Each Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).

Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purpose of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions


Portfolios may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Sub-Adviser.

A Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Certain Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a French government bond and the Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Sub-Adviser to declines in the value of the German mark relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risk of Currency Transactions


Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency of funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out options on such positions is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions


Certain Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub- Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars


Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. A Portfolio will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Sub- Adviser. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floor and collars are considered illiquid for purposes of each Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Directors of the Fund will delegate to the Sub-Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Directors of the Fund will, however, retain oversight focusing on factors such as valuation, liquidity and availability of informationand it is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

Risks of Strategic Transactions Outside the United States


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts


A Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Portfolio will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the Fund's custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.






ADDITIONAL INFORMATION CONCERNING INVESTMENT RISKS


Foreign Securities


Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Investing in Emerging Markets


Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. Certain Portfolios may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to the Portfolio of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Currency Risks


The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value. A Portfolio may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

Debt Securities


Investments in debt securities are subject to certain risks including interest rate risk, default risk and call and extension risk.

INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline.

The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

DEFAULT RISK/CREDIT RISK. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

CALL RISK AND EXTENSION RISK. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yield securities.

Risk Factors Applicable to High-Yield/High-Risk Debt Securities


Certain Portfolios may invest in high-yield/high-risk debt securities. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.

During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high- risk bonds.

Credit quality of high-yield/high risk securities (so-called "junk bonds") can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Portfolios' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with each Sub-Adviser's own independent and ongoing review of credit quality.

Covered Call Options


Certain Portfolios may engage in covered call options as described herein. Up to 25% of the Balanced Portfolio's total assets may be subject to covered call options. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.

Upon the termination of a Portfolio's obligation under a covered call option other than through exercise of the option, the Portfolio will realize a short-term capital gain or loss. Any gain realized by a Portfolio from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

INVESTMENT RESTRICTIONS


Fundamental Restrictions


Each Portfolio has adopted certain investment restrictions which are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

Balanced Portfolio


The Balanced Portfolio may not:

     1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;



     2. Engage in the purchase or sale of real estate, commodities or futures contracts;

     3.  Underwrite the securities of other issuers;

     4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

     5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

     6 Invest in companies for the purpose of exercising control of management;

     7. Purchase securities on margin, or sell securities short, except that the Portfolio may write covered call options;

     8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

     9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

     10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;


     11. Purchase or retain securities of any company in which any Fund officers or directors, or Portfolio manager, its partner, officer or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;

     12. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

     13. Make itself or its assets liable for the indebtedness of others;

     14. Invest in securities which are assessable or involve unlimited liability; or

     15. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of such purchase to be invested in any one industry.


Global Fixed Income Portfolio


The Global Fixed Income Portfolio may not:

     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     3. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

     4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     5. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

     8. Lend portfolio securities, except that the Portfolio may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements with respect to 25% of the value of its net assets.

Growth & Income Portfolio


The Growth & Income Portfolio may not:

     1. Sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     2. Buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     3. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond

         5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

     4. Invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described in the Prospectus and SAI;

     5. Act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described in the Prospectus and SAI;

     6. Lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of the Portfolio's assets);

     7. Pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     8. Buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     9. Invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     10. Buy securities if the purchase would then cause the Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     11. Buy voting securities if the purchase would then cause the Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

     12. Own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the

         Adviser or Sub-Adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     13. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

     14. Buy securities from or sell them to the Fund's officers, directors, or employees, or to the Adviser or Sub-Adviser or to their partners, directors and employees.

Intermediate Fixed Income Portfolio


  The Intermediate Fixed Income Portfolio may not:

     1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.


     2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

     3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33-1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Portfolio may enter into repurchase agreements with respect to 5% of the value of its net assets.

     4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

     5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     6. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

     7. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     8. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio may not:

     1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;


     2.  Engage in the purchase or sale of real estate or commodities;

     3.  Underwrite the securities of other issuers;

     4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

     5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

     6. Invest in companies for the purpose of exercising control of management;

     7.  Purchase securities on margin, or sell securities short;

     8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

     9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

     10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

     11. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

     12. Make itself or its assets liable for the indebtedness of others; or

     13. Invest in securities which are assessable or involve unlimited liability.

Small Cap Equity and Large Cap Growth Portfolios


Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

     1. With respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;


     2. Acquire more than 10% taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

     3. Act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity Contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     5. Make loans, although it may (a) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

     6. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks and other persons to the extent permitted by law;

     7. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

     8. Issue any senior security except to the extent permitted under the 1940 Act.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:


     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.


     2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

     3.  Purchase real estate or real estate mortgage loans.

     4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

     6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

     8. Make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets.

Money Market Portfolio


The Money Market Portfolio may not:

     1. Invest more than 10% of the value of the total assets of the Portfolio in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities;

         In determining the liquidity of Rule 144A Securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

         In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

     2. Invest more than 5% of the value of the total assets of the Portfolio in equity securities that are not readily marketable;

     3. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;


     4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

     5. Purchase securities of other investment companies if, as a result, the Portfolio would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Portfolio's assets would be invested in any one investment company, or more than 10% of the Portfolio's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities;

     6. Make loans, except by the purchase of debt obligations customarily distributed privately to institutional investors, and except that the Portfolio may buy repurchase agreements;

     7. As to 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States government, its agencies, or instrumentalities;

     8. As to 75% of the value of the total assets of the Portfolio, invest in more than 10% of the outstanding voting securities of any one issuer;

     9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, as amended;

     10. Borrow money, except that the Portfolio may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300%;

     11. Issue securities senior to its common stock except to the extent set out in paragraph 10 above;

     12. Sell securities short, or maintain a short position;

     13. Buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     14. Invest in or write puts, call, straddles, or spreads; nor

     15. Invest in companies for the purpose of exercising control of management.

Non-Fundamental Restrictions


     In addition to the foregoing, and the policies set forth in the Prospectus, certain Portfolios have adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

Global Fixed Income Portfolio


The Global Fixed Income Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

     3.  Invest more than 25% of its net assets in repurchase agreements.

     4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

     5. Purchases of securities of other investment companies permitted under the restrictions above could cause the Portfolio to pay additional management and sub-advisory fees and distribution fees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.


     2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

     3.  Invest more than 15% of its net assets in illiquid securities.

     4.  Invest more than 5% of its net assets in repurchase agreements.

     5. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets.

Small Cap Equity and Large Cap Growth Portfolios


Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

     1. Invest in any of the following: (i) interests in oil, gas or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     2. Invest in companies for the purpose of exercising control or management;

     3. Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     4. Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, or directors of the Fund or of its Adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     5. Mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;


     6. Invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

     7. Write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     8. Invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     9. Buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     10. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;


     11. Purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
         (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     12. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     13. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     14. Invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers; or

     15. Invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

Mid Cap Equity Portfolio


The Mid Cap Equity Portfolio may not:

     1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     2. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     3. Invest more than 15% of its net assets in securities which are illiquid.

     4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

DIRECTORS AND OFFICERS OF THE FUND


The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and Officer is indicated in parenthesis.


------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                                                                          Portfolios in          Other
                                       Term of Office              Principal              Fund Complex       Directorships
   Name, Age and      Positions(s)      and Length of            Occupation(s)             Overseen by          Held By
    Address(1)       Held with Fund      Time Served          During Past 5 Years           Director            Director
------------------------------------------------------------------------------------------------------------------------------
                                                  NON-INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------
John A. MacDonald    Director         Indefinite;        Chief Investment Officer,      Seventeen          None
(56)                                  since January      Hall Family Foundation.
                                      2004

------------------------------------------------------------------------------------------------------------------------------
James R. Seward      Director         Indefinite; Six    Private Investor               Seventeen          Director,
(52)                                  years of service   2000 - Present;                                   Syntroleum Corp.,
                                      as a Director      Financial Consultant, Seward                      LabOne, Inc.,
                                                         & Company, LLC. (financial                        Response
                                                         consulting company)                               Oncology, Inc.
                                                         1998 - 2000; CFA                                  and Concordia
                                                                                                           Career Colleges.
------------------------------------------------------------------------------------------------------------------------------
H. David Rybolt      Director         Indefinite; Six    Consultant, HDR Associates     Seventeen          None
(62)                                  years of service   (management consulting)
                                      as a Director
------------------------------------------------------------------------------------------------------------------------------


                                                    OFFICERS OF THE FUND
------------------------------------------------------------------------------------------------------------------------------
                                       Term of Office                                 Principal
   Name, Age and      Positions(s)      and Length of                               Occupation(s)
      Address        Held with Fund      Time Served                             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------

Jennifer Lammers     President,       One year term;     Managing Director, Voyageur Asset Management (2000 to present);
(44)                 Chief            served since       Mutual Fund Services Director, Voyageur Asset Management (2003 to
60 South Sixth       Executive        July 2003          present); Chief Financial Officer, Great Hall Investment Funds,
Street               Officer,                            Inc. (2001-2003); Compliance Officer, Great Hall Investment Funds,
Minneapolis, MN      Principal                           Inc. (2000-2001); Director of Finance, Voyageur Asset Management
55402                Financial                           (2000-2003); Vice President and Manager, Financial Reporting, RBC
                     Officer and                         Dain Rauscher (1998-2000); President and Chief Executive Officer;
                     Principal                           Tamarack Funds Trust (2204).
                     Accounting
                     Officer
------------------------------------------------------------------------------------------------------------------------------
Martin A. Cramer     Vice President   One year term      Legal and Regulatory Affairs Vice President, Chief Compliance
(55)                 and Chief        and six years of   Officer and Secretary, Jones & Babson, Inc. (mutual fund management
60 South Sixth       Compliance       service            company); Vice President, Assistant Secretary, Chief Compliance
Street               Officer                             Officer and AML Compliance Officer, Tamarack Funds Trust; and
Minneapolis, MN                                          formerly, Vice President, Chief Compliance Officer and Secretary,
55402                                                    Buffalo Fund Complex and Secretary, Gold Bank Funds(2).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Laura Moret          Secretary,       One year term;     Vice President and Senior Associate Counsel, RBC Dain Rauscher
(51)                 Chief Legal      served since       (2002 to present); Vice President and Group Counsel, American
60 South Sixth       Officer          July 2003          Express Financial Advisors (1995-2002); Secretary and Chief Legal
Street                                                   Officer, Tamarack Funds Trust.
Minneapolis, MN
55402

-------------------- ---------------- ------------------ ---------------------------------------------------------------------

     (1) THE ADDRESS OF EACH DIRECTOR IS 100 SOUTH FIFTH STREET, SUITE 2300, MINNEAPOLIS, MINNESOTA 55402.
     (2) THE BUFFALO FUND COMPLEX CONSISTS OF BUFFALO BALANCED FUND, INC., BUFFALO LARGE CAP FUND, INC., BUFFALO HIGH YIELD FUND, INC., BUFFALO SMALL CAP FUND, INC., BUFFALO USA GLOBAL FUND, INC. AND THE BUFFALO FUNDS, WHICH IS A SERIES FUND CONSISTING OF BUFFALO SCIENCE & TECHNOLOGY FUND AND BUFFALO MID CAP FUND. GOLD BANK FUNDS IS A SERIES FUND CONSISTING OF GOLD BANK EQUITY FUND AND GOLD BANK MONEY MARKET FUND.

AUDIT COMMITTEE


The Fund has an Audit Committee that assists the Fund's Board in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of the Board is composed of the following Independent Directors: John A. MacDonald, James R. Seward and H. David Rybolt. The Audit Committee held 2 meetings during the Fund's most recent fiscal year. The Independent Directors have no financial interest in, nor are they affiliated with either Investors Mark Advisor, LLC, the adviser of the Fund, or any sub-adviser. The specific functions of the Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

COMPENSATION TABLE


COMPENSATION OF MANAGEMENT


The table below describes the compensation paid by the Fund during the past fiscal year to each of the Directors who is not an interested person of the Fund. None of the officers of the Fund received compensation from the Fund during the past fiscal year.

COMPENSATION OF DIRECTORS. Currently, the Fund does not directly compensate any officer for his or her normal duties and services. As of December 31, 2004, the Fund did not have any interested Directors. The Independent Directors' fees, including travel and other expenses related to the Board meetings, are paid by the Fund.

Each Independent Director receives an annual retainer for serving as a Director in the amount of $3,000. The Independent Directors also receive $1,000 for each Board meeting attended. During the last fiscal year, the Board held four meetings. No Director attended less than 75% of the applicable meetings, including committee meetings. The following chart sets forth each Director's annual compensation:


----------------------------------------------------------------------------------------------------------------------
 NAME OF PERSON, POSITION        AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
                             COMPENSATION FROM    BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUNDS AND FUND
                                    FUND         PART OF FUND EXPENSES*       RETIREMENT          COMPLEX** PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
H. David Rybolt                 $7,125.00                 None                   None               $51,125.00
----------------------------------------------------------------------------------------------------------------------
James R. Seward                  7,125.00                 None                   None                50,125.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
John A. MacDonald               7,125.00                  None                    None               47,125.00
----------------------------------------------------------------------------------------------------------------------

* The Fund does not accrue pension or retirement benefits as part of Fund expenses, and Directors of the Fund are not entitled to benefits upon retirement from the Board of Directors.

**   The Fund Complex consists of the Fund and the Tamarack Funds Trust

               INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES


--------------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Dollar Range of Equity Securities
                                                                              in all Funds Overseen by Director in the
   Name of Director      Dollar Range of Equity Securities in a Fund[*]          Family of Investment Companies[*]
--------------------------------------------------------------------------------------------------------------------------
H. David Rybolt                             none                                                 none
--------------------------------------------------------------------------------------------------------------------------
James R. Seward                             none                                                 none
--------------------------------------------------------------------------------------------------------------------------
John A. MacDonald                           none                                                 none
--------------------------------------------------------------------------------------------------------------------------

*INFORMATION REGARDING OWNERSHIP IS AS OF DECEMBER 31, 2004.


No Director (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund (not including registered investment companies). Set forth in the table below is information regarding each Director's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund (not including registered investment companies).


----------------------------------------------------------------------------------------------------------------------
  NAME OF DIRECTOR     NAME OF OWNERS         COMPANY         TITLE OF CLASS         VALUE OF       PERCENT OF CLASS
                             AND                                                    SECURITIES
                      RELATIONSHIPS TO
                          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
H. David Rybolt             none                none               none                none               none
----------------------------------------------------------------------------------------------------------------------
James R. Seward             none                none               none                none               none
----------------------------------------------------------------------------------------------------------------------
John A. MacDonald           none                none               none                none               none
----------------------------------------------------------------------------------------------------------------------

No Director or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Fund or the Adviser or their affiliates (other than the Fund); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

         o the Portfolios;

         o an officer of the Portfolios;

         o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolios or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Portfolios;

         o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Portfolios;

         o the Adviser or principal underwriter of the Portfolios,

         o an officer of the Adviser or principal underwriter of the Portfolios;

         o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Portfolios; or

         o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Portfolios.



THE ADVISER


The Fund and Investors Mark Advisor, LLC (the "Adviser") have entered into a new Investment Advisory Agreement dated May 1, 2003 (the "New Investment Advisory Agreement"), pursuant to which the Adviser is obligated, among other things, to formulate a continuing program for the investment of the assets of each Portfolio of the Fund. The fees to be paid under the New Investment Advisory Agreement are set forth in the Prospectus. The Adviser has agreed to assume certain operating expenses of the Portfolios as described in the Prospectus.


Under the New Investment Advisory Agreement, the Adviser (i) provides for use by the Fund, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pays the salaries and fees of all officers and directors of the Fund who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and (iii) pays for all clerical services relating to research, statistical and investment work.

Under the New Investment Advisory Agreement, each Portfolio pays all its expenses and the Portfolio's allocable share of the Fund's expenses, other than those expressly stated to be payable by the Adviser, which expenses payable by a Portfolio include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to record-keeping and shareholder relations, printing of share certificates and fees for directors who are not "interested persons" of the Adviser.


The New Investment Advisory Agreement provides that the Adviser may delegate any or all of its rights, duties and obligations under the Agreement to one or more sub-advisers.

The New Investment Advisory Agreement provides that the Adviser will not be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.


The New Investment Advisory Agreement may be terminated without penalty by vote of the Directors, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The New Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the New Investment Advisory Agreement may be materially amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year, after its initial two-year term, only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Directors or the shareholders of the Portfolio, and, in either case, by a majority of the Directors who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.



The Investment Advisory Agreement was originally approved by the Board of Directors of the Fund on May 30, 2002 and shareholders of each Portfolio approved the Investment Advisory Agreement for their Portfolio at a Special Meeting of Shareholders held on March 28, 2003. The previous investment advisory agreement between the parties, which had substantially identical terms and conditions, terminated automatically on May 1, 2003, in connection with the Adviser's acquisition by RBC Dain.


The Board of Directors approved the renewal of the Investment Advisory Agreement for an additional year on April 26, 2005. In approving the renewal, the Board considered the fact that the sponsors of the insurance products that invest in the portfolios have determined to substitute the shares of the Portfolios held by the insurance products with shares of certain other mutual funds. To facilitate the change, the sponsors filed an application with the U.S. Securities and Exchange Commission requesting an order approving the substitutions, and the order and substitutions are expected to occur as early as June 2005. Following the substitutions, the Fund will be closed and will no longer operate.

The following paragraphs describe the material factors and related conclusions that formed the basis for the Board's decision to renew the Investment Advisory Agreement. The Board recognized that the Fund and Portfolios were only expected to be managed for a short remaining period leading up to the planned substitutions, and the Board had been focusing its most recent supervisory efforts on ensuring that the Fund and its Portfolios continued to be managed in the best interests of the Funds until the substitutions are completed. In this respect, the Board had been monitoring developments on an ongoing basis and, in connection with the Fund's recent operations as well as the proposed renewal, specifically sought and obtained assurances from the Adviser that: (a) the Adviser would continue providing all appropriate compliance, internal control and investment services needed to operate the Fund until the substitutions were completed; (b) that the Adviser's affiliates that had assets invested in the Fund intended to maintain those investments of capital in the Fund to support the Fund's efforts to remain a viable size in the interim period until the substitutions are completed; and (c) that the Adviser would continue to supervise the Sub-Advisers' compliance and investment operations until the substitutions are completed.


At the Board's request, the Adviser obtained appropriate assurances from the Sub-Advisers that they will continue to actively manage the Portfolios within each Portfolio's investment mandates until the substitutions are completed. The Board also requested that the Adviser coordinate with each Sub-Adviser to ensure that the assets of each Portfolio would be managed, during the lead up to the substitution, with a view toward protecting capital and reducing the Portfolio's risk profile, in a manner consistent with the stated investment policies.

The Board also considered the advisory and sub-advisory fee structures for the Fund, and reviewed comparative fees charged and services provided to other similar funds, and further considered the anticipated expense ratios of the Portfolios. In this respect, the Board recognized and placed significant emphasis on the fact that the Adviser had subsidized the Portfolios' expense ratios through expense limitation arrangements since inception, and the Board sought and obtained assurances regarding the Adviser's intention to continue to subsidize the Portfolios through the expiration of its July 1, 2005 contractual expense limitation arrangement and thereafter until the substitutions are completed, provided they are completed in the anticipated short timeframe. The Board requested that management prepare contingency plans in case the substitutions were delayed. The Board concluded that the advisory and sub-advisory fee levels were acceptable and, with the expense limitation arrangement in place, the overall expenses were acceptable and that the Adviser's subsidization of the Funds was an important renewal factor.


The Board also requested and received information about the nature, extent and quality of the advisory services to be rendered by the Adviser and the Sub-Advisers to each Portfolio, and placed emphasis on its review of information about (a) the investment performance of each Portfolio relative to its stated objectives and the Adviser's/Sub-Adviser's success in obtaining those goals; and
(b) each Portfolio's investment performance compared to relevant market indices and to similar funds. In the case of the Portfolios where there had been underperformance relative to the benchmarks or peers, the Board specifically requested that the Adviser's investment staff take an active role during the upcoming period in coordinating with the Sub-Adviser in the review and management of the Portfolio.


With respect to the sub-advisory agreements, which were also renewed on April 26, 2005, in addition to the information described above, the Board requested and the Adviser sought and obtained, written assurances from each Sub-Adviser that they were aware of the pending substitutions and would provide appropriate levels and quality of portfolio management, compliance services and coordination in connection with the orderly liquidation of investments in connection with the substitutions.

In determining to renew the agreements, the Board was represented by and met separately with independent legal counsel. Based upon these and other factors, the Directors, including all of the independent Directors, concluded that the nature, extent and quality of the services provided to each Portfolio by the Adviser and the Sub-Advisers are appropriate in light of the investment objectives and consistent with operational requirements; that the advisory and sub-advisory fee rates are reasonable and the advisory and sub-advisory fee structure for each Series is appropriate at this time; and that continuation of the Advisory Agreement and each Sub-Advisory Agreements is in the best interests of each Portfolio and its respective shareholders.


COMPENSATION


The Adviser receives a fee from the Fund for its services as investment adviser as described in the Prospectus.

The Adviser calculates the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The Adviser received the following fees from each Portfolio during the periods shown.

                                Fiscal Year       Fiscal Year      Fiscal Year
Name of Portfolio               Ended 2004        Ended 2003       Ended 2002
--------------------------------------------------------------------------------


Intermediate Fixed Income         $33,457           $33,338          $32,096
Mid Cap Equity                    $36,625           $28,928          $28,363
Money Market                      $ 9,892           $11,656          $11,442
Global Fixed Income               $56,183           $53,913          $50,518
Small Cap Equity                  $40,471           $32,371          $31,703
Large Cap Growth                  $33,349           $29,871          $31,016
Large Cap Value                   $32,181           $26,572          $27,806
Growth & Income                   $62,275           $49,344          $46,861
Balanced                          $40,961           $31,950          $28,857

The Adviser has voluntarily agreed to reimburse certain expenses of each Portfolio until July 1, 2005 so that the annual expenses do not exceed the amounts set forth below:


Name of Portfolio                                             Expense Cap
Intermediate Fixed Income Portfolio                           0.80%
Mid Cap Equity Portfolio                                      0.90%
Money Market Portfolio                                        0.50%
Global Fixed Income Portfolio                                 1.00%
Small Cap Equity Portfolio                                    1.05%
Large Cap Growth Portfolio                                    0.90%

Large Cap Value Portfolio                                     0.90%
Growth and Income Portfolio                                   0.90%
Balanced Portfolio                                            0.90%

The Adviser may be reimbursed at a later date by the Portfolios for expenses incurred under a prior contractual fee arrangement. This may be done only if such reimbursement did not cause a Portfolio's expenses to exceed the then current expense cap percentage shown.

At December 31, 2004, the total dollar amounts available for reimbursement to the Adviser are as follows:

Name of Portfolio                                              Total
Intermediate Fixed Income Portfolio                            $77,145
Mid Cap Equity Portfolio                                        52,875
Money Market Portfolio                                          40,576
Global Fixed Income Portfolio                                   85,969
Small Cap Equity Portfolio                                      45,180
Large Cap Growth Portfolio                                      40,854
Large Cap Value Portfolio                                       39,756
Growth and Income Portfolio                                     46,347
Balanced Portfolio                                              43,785



CODE OF ETHICS


The Fund, and each of its Adviser, Sub-Advisers and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Codes of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


PROXY VOTING POLICIES


The Fund has adopted Proxy Voting Policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Fund's Custodian, in accordance with its proxy voting guidelines, subject to oversight by the Fund's Board of Directors. The Proxy Voting Policies of the Fund and Wells Fargo Bank, N.A. are attached as Exhibit B.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the SEC's website at http:www.sec.gov.


SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more Portfolios of the Fund pursuant to separate written agreements dated May 1, 2003 (the "Sub-Advisory Agreements"). The Adviser has entered into Sub-Advisory Agreements with David L. Babson & Company Inc. ("Babson") for the Large Cap Value Portfolio; Lord, Abbett & Co. LLC ("Lord Abbett") for the Growth & Income Portfolio; Kornitzer Capital Management, Inc. ("Kornitzer") for the Balanced Portfolio; Standish Mellon Asset Management Company LLC ("Standish") for the Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income Portfolios; Columbia Management Advisors, Inc ("Columbia") (formerly Stein Roe & Farnham Incorporated) for the Large Cap Growth and Small Cap Equity Portfolios. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Fund - Sub-Advisers."

Subject to the supervision of the Adviser and the Board of Directors of the Fund, each of the Sub-Advisers invests and reinvests the Portfolios' assets consistent with each Portfolio's respective investment objectives and policies pursuant to the terms of the Sub-Advisory Agreements. Each Sub-Advisory Agreement continues in effect for each Portfolio from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Directors of the Fund and by the shareholders of each Portfolio or the Board of Directors. Each Sub-Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment or upon the termination of the Investment Advisory Agreement. Additional Portfolios may be subject to a different agreement.

The Sub-Advisory Agreement for each Portfolio was originally approved by the Board of Directors on May 30, 2002 and shareholders of each Portfolio approved the agreement for their Portfolio at a Special Meeting of Shareholders held on March 28, 2003. The previous sub-advisory agreements, which had substantially identical terms and conditions, terminated automatically on May 1, 2003, in connection with the Adviser's acquisition by RBC Dain.

The Board of Directors approved the renewal of each Sub-Advisory Agreement for an additional year on April 26, 2005. In approving the renewals, the Board considered the context of the pending substitutions, along with the other factors, as described above in connection with the Investment Advisory Agreement renewals. With regard to Columbia and Standish, the Board determined that renewals were appropriate despite the adverse regulatory actions taken against those organizations.


COMPENSATION


The Adviser pays the Sub-Advisers fees for their services, as described in the Prospectus, out of the compensation the Adviser receives from each Portfolio.

The Sub-Advisers calculate the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The Sub-Advisers received the following fees from the Adviser during the periods shown:





                                Fiscal Year       Fiscal Year       Fiscal Year
Name of Portfolio               Ended 2004        Ended 2003        Ended 2002
--------------------------------------------------------------------------------


Intermediate Fixed Income         $11,152           $ 1,869          $10,699
Mid Cap Equity                    $16,023           $ 2,491          $12,409
Money Market                      $ 3,709           $   620          $ 4,303
Global Fixed Income               $26,219           $ 4,267          $23,575
Small Cap Equity                  $23,430           $18,741          $18,354
Large Cap Growth                  $18,759           $16,803          $17,447
Large Cap Value                   $18,102           $14,947          $15,641
Growth & Income                   $35,030           $27,756          $26,360
Balanced                          $20,481           $15,975          $14,429




                               PORTFOLIO MANAGERS




STANDISH MELLON ASSET MANAGEMENT COMPANY. Kent Wosepka is responsible for managing the Intermediate Fixed Income Portfolio; Laurie Carroll is responsible for managing the Money Market Portfolio; and W. Charles Cook is responsible for managing the Global Fixed Income Portfolio. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.


----------------------------------------------------------------------------------------------------------------
                            OTHER REGISTERED            OTHER POOLED INVESTMENT
                          INVESTMENT COMPANIES                 VEHICLES                    OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------


  PORTFOLIO MANAGER       NUMBER     TOTAL ASSETS    NUMBER        TOTAL ASSETS       NUMBER     TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------

Kent Wosepka                 0             0            3          $66,023,000           30      $2,242,973,000
----------------------------------------------------------------------------------------------------------------

Laurie Carroll              11       $3,373,862,000     7         $7,714,000,000         75     $45,472,000,000
----------------------------------------------------------------------------------------------------------------

W. Charles Cook              3        $423,733,000      1           $69,403,000          11      $1,801,000,000
----------------------------------------------------------------------------------------------------------------


COMPENSATION. Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.


     CONFLICTS OF INTERESTS. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish Mellon does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Standish Mellon has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish Mellon has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish Mellon generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish Mellon will place the order in a manner intended to result in as favorable a price as possible for such client.


     A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish Mellon receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation" above.

     A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish Mellon imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Standish Mellon seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Portfolio(s) for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

 Kent Wosepka                                            none
--------------------------------------------------------------------------------

Laurie Carroll                                           none
--------------------------------------------------------------------------------

W. Charles Cook                                          none
--------------------------------------------------------------------------------


COLUMBIA MANAGEMENT ADVISORS, INC. Paul Blaustein is responsible for managing the Large Cap Growth Portfolio; Paul Berlinguet is responsible for managing the Small Cap Equity Portfolio. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Portfolio(s) for which he serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

------------------------------------------------------------------------------------------------------------
                            OTHER REGISTERED         OTHER POOLED INVESTMENT
                          INVESTMENT COMPANIES               VEHICLES                 OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------

  PORTFOLIO MANAGER       NUMBER     TOTAL ASSETS     NUMBER     TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------

Paul Blaustein              3        $885,000,000        0             0             0              0
------------------------------------------------------------------------------------------------------------

Paul Berlinguet             3       $2,300,000,000       1       $381,000,000        14       $155,000,000
------------------------------------------------------------------------------------------------------------

COMPENSATION. Paul Blaustein receives a base salary and an annual bonus based on investment performance. There are no differences between how he is compensated for his work on this fund or his other accounts.

Paul Berlinguet receives a base salary and an annual bonus based primarily on investment performance, with a small part based on overall corporate citizenship.

CONFLICTS OF INTERESTS. There are no conflicts of interest that we are aware of.

OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Portfolio(s) for which he serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

Paul Blaustein                                           none
--------------------------------------------------------------------------------

Paul Berlinguet                                          none
--------------------------------------------------------------------------------

BABSON CAPITAL MANAGEMENT LLC. Anthony M. Maramarco and Michael P. Stack are responsible for managing the Large Cap Value Portfolio. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Portfolio(s) for which he serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

------------------------------------------------------------------------------------------------------------
                           OTHER REGISTERED         OTHER POOLED INVESTMENT
                         INVESTMENT COMPANIES               VEHICLES                  OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------

  PORTFOLIO MANAGER     NUMBER     TOTAL ASSETS      NUMBER      TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------

Anthony M. Maramarco       5       $233,455,027         0              0             23       $102,163,555
------------------------------------------------------------------------------------------------------------

Michael P. Stack           4      $2,089,984,202        0              0             5         $78,721,188
------------------------------------------------------------------------------------------------------------

COMPENSATION. The compensation package for portfolio managers is comprised of a base salary, a performance-driven annual bonus, and discretionary long-term incentives, most of which are directly tied to Babson Capital's phantom equity value. The performance-driven bonus is based on the performance of the portfolios relative to an appropriate benchmark and external competitive peer group. Performance is reviewed over one and three-year periods with greater emphasis given to the latter. Other factors that impact bonus awards include client satisfaction, teamwork, the growth of assets under management, and the overall success of Babson Capital. Phantom equity interest, which vests over time, is granted annually. These awards for all managers are based on similar criteria as for bonuses.


CONFLICTS OF INTERESTS. Material Conflicts of Interest. The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.


It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Babson Capital a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an interest in the account.
Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund's trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund's trades. It is theoretically possible that portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of a fund. For example, a portfolio manager could front run a fund's trade or short sell a security for an account immediately prior to a fund's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Babson Capital or its affiliates.

With respect to securities transactions for the funds, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.


A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and other accounts.


OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Portfolio(s) for which he serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001- $1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

Anthony M. Maramarco                                     none
--------------------------------------------------------------------------------

Michael P. Stack                                         none
--------------------------------------------------------------------------------


LORD ABBETT & CO. LLC. Sholom Dinsky and Eli M. Salzmann are responsible for managing the Growth & Income Portfolio. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Portfolio(s) for which he serves as portfolio manager. The following table indicates for the Portfolio as of December 31, 2004: (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of the Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                                         OTHER POOLED
                                               REGISTERED INVESTMENT      INVESTMENT
FUND                       NAME                      COMPANIES             VEHICLES          OTHER ACCOUNTS
IMSF Growth & Income
Portfolio                  Eli M. Salzmann         14 / $25,042.4         11 / $739.4   $49,832.* / $17,850.5*
                           Sholom Dinsky           13 / $24,967.2         11 / $739.4   $49,832.* / $17,850.5*


* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals $207 million in total assets, or less than 1% of Lord Abbett's total assets under management.

COMPENSATION. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


CONFLICTS OF INTERESTS. Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.


OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Portfolio(s) for which he or she serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

W. Thomas Hudson                                         none
--------------------------------------------------------------------------------

Robert Morris                                            none
--------------------------------------------------------------------------------

Eli M. Salzmann                                          none
--------------------------------------------------------------------------------

Sholom Dinsky                                            none
--------------------------------------------------------------------------------

Kenneth G. Fuller                                        none
--------------------------------------------------------------------------------


KORNITZER CAPITAL MANAGEMENT, INC. Kent W. Gasaway is responsible for managing the Balanced Portfolio. The portfolio manager also has responsibility for the day-to-day management of accounts other than the Portfolio for which he serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

------------------------------------------------------------------------------------------------------------
                           OTHER REGISTERED         OTHER POOLED INVESTMENT
                         INVESTMENT COMPANIES               VEHICLES                  OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------

  PORTFOLIO MANAGER     NUMBER     TOTAL ASSETS      NUMBER      TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------

Kent W. Gasaway           13      $3,091,000,000       10         $463,000,00        93       $146,000,000
------------------------------------------------------------------------------------------------------------

COMPENSATION. Compensation is salary plus bonus tied to short and long-term performance as well as other factors. The compensation structure is a modest base salary with a majority of compensation for all partners and investment staff coming in the form of bonus. Bonus is based on individual contributions and performance of the client and fund base and overall firm.

CONFLICTS OF INTERESTS. Per our written policy, detailed in our compliance manual, when an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

    The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

    An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

    The investment opportunity will be spread over Kornitzer Capital Management's ("KCM") accounts and Fund base to the fullest extent possible, within standards of appropriateness and suitability.

    Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some Funds and client accounts.

    Investment opportunities limited in amount are not allocated to KCM proprietary accounts, employees or affiliated persons' accounts.

    KCM may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.


OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by the portfolio manager in the Portfolio for which he serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

Kent W. Gasaway                                          none
--------------------------------------------------------------------------------

THE BOSTON COMPANY ASSET MANAGEMENT, LLC. Joseph Corrado, Edward Walter and Stephanie Brandaleone are responsible for managing the Mid Cap Equity Portfolio. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Portfolio(s) for which he or she serves as portfolio manager. As of December 31, 2004, information regarding these other accounts is set forth below.

------------------------------------------------------------------------------------------------------------
                           OTHER REGISTERED         OTHER POOLED INVESTMENT
                         INVESTMENT COMPANIES               VEHICLES                  OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------

  PORTFOLIO MANAGER     NUMBER     TOTAL ASSETS      NUMBER      TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------

Joseph Corrado            2        $406,000,000        0              0              1        $35,000,000
------------------------------------------------------------------------------------------------------------

Edward Walter             2        $406,000,000        0              0              1        $35,000,000
------------------------------------------------------------------------------------------------------------

Stephanie Brandaleone     2        $406,000,000        0              0              1        $35,000,000
------------------------------------------------------------------------------------------------------------

COMPENSATION. The Boston Company Asset Management, LLC Boston-based portfolio managers and analysts compensation:

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.


CONFLICTS OF INTERESTS. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, TBCAM does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. TBCAM has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.



OWNERSHIP OF FUND SHARES. The table below sets forth the amount of shares beneficially owned by the portfolio manager in the Portfolio for which he serves as portfolio manager as of December 31, 2004, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

Joseph Corrado                                           none
--------------------------------------------------------------------------------

Edward Walter                                            none
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  PORTFOLIO MANAGER                       DOLLAR RANGE INVESTED IN PORTFOLIO
--------------------------------------------------------------------------------

Stephanie Brandaleone                                    none
--------------------------------------------------------------------------------





THE DISTRIBUTOR



Tamarack Distributors, Inc. (the "Distributor") 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, and the Fund are parties to a distribution agreement (the "Distribution Agreement") pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor receives no compensation for serving in such capacity. The Distributor is a wholly-owned subsidiary of RBC Dain Rauscher Corp., an affiliated company of the Adviser.



The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.


OTHER SERVICE PROVIDERS


THE TRANSFER AGENT


Boston Financial Data Services, Inc, located at The Poindexter Building, 330 West 9th Street, Kansas City, Missouri 64105 ("BFDS"), serves as the transfer agent for the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.


ADMINISTRATOR

       The Distributor serves as Administrator to the Portfolios. The Distributor provides administrative services necessary for the operation of the Portfolios, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Portfolios, including coordination of the services performed by the Portfolios' Adviser, Sub-Advisers, custodian, independent accountants, legal counsel and others. In addition, the Distributor furnishes office space and facilities required for conducting the business of the Portfolios and pays the compensation of the Portfolios' officers, employees and Directors affiliated with theDistributor. For administrative services, the Distributor receives from each Portfolio for which it acts as Administrator a fee, payable monthly, at the annual rate of .06 % of each Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, the Distributor received administration fees of $2,414 , $2,501 , $2,747 , $2,556 , $4,671, $3,072, $3,346, $4,495 and $1,484 from the Large
     Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed Income and Money Market Portfolios, respectively.


COUNSEL AND REGISTERED PUBLIC ACCOUNTING FIRM



Blazzard, Grodd & Hasenauer, P.C., 943 Post Road East, Westport, Connecticut, 06880 serves as counsel to the Fund. Deloitte & Touche LLP ("Deloitte"), 180 N. Stetson Ave., Chicago, Illinois serves as the independent registered public accountants of the Fund.


CUSTODIAN


Wells Fargo Bank, N.A., Wells Fargo Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Trust's assets. Wells Fargo Bank, N.A. serves as Foreign Custody Manager for the Global Fixed Income Portfolio of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Fund Accounting Agent



BISYS Fund Services, LP, 3435 Stelzer Road, Suite 1000 Columbus, OH 43219, provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement.



PERFORMANCE INFORMATION


From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Contract. Accordingly, the prospectus of the sponsoring life insurance company Separate Account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Computation of Yield


MONEY MARKET PORTFOLIO. The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER PORTFOLIOS. From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where

a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursement);

c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and

d = the maximum offering price per share on the last day of the period.

Calculation of Total Return


From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. In particular, total return will be calculated according to the following formula:

         P (1 + T )n = ERV,

where

         P = a hypothetical initial payment of $1,000;

         T = average annual total return;

         n = number of years; and

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

PURCHASE AND REDEMPTION OF SHARES


Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through Contracts offered by Separate Accounts of life insurance companies. Please refer to the prospectus of the sponsoring life insurance company Separate Account for instructions on purchasing a Contract and on how to select the Portfolios as investment options for a Contract.

PURCHASES. All investments in the Portfolios are credited to a life insurance company's Separate Account immediately upon acceptance of the investments by the Portfolios. Each life insurance company receives orders from its Contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the life insurance company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the life insurance company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the life insurance company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Contract owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a life insurance company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the life insurance company. Redemption proceeds will normally be wired to the life insurance company on the Business Day following receipt of the redemption order by the life insurance company, but in no event later than seven days after receipt of such order.

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser(s), the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the date the value of the foreign security is determined. Portfolio securities that are listed on foreign exchanges may trade on days on which the New York Stock Exchange is closed. As a result, the net asset values of Portfolios holding foreign securities may be significantly affected on days on which shareholders have no access to the Portfolios.

The valuation of the Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value.

However, as a result of certain procedures adopted by the Fund, the Fund believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios other than the Money Market Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the- counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities may be valued by the Fund's Pricing Committee. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated in the Fund's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

TAXES


The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.


The following Funds had capital loss carryforwards as of December 31, 2004, which are available to offset future capital gains, if any:


                                    Amount             Expires
-----------------------------------------------------------------
Large Cap Value                    $105,528             2008
-----------------------------------------------------------------
                                     97,463             2009
-----------------------------------------------------------------
                                    277,473             2011
-----------------------------------------------------------------
Large Cap Growth                    816,785             2009
-----------------------------------------------------------------
                                    876,380             2010
-----------------------------------------------------------------
                                     49,603             2011
-----------------------------------------------------------------
                                     21,825             2012
-----------------------------------------------------------------
Small Cap Equity                    325,825             2009
-----------------------------------------------------------------
                                    419,738             2010
-----------------------------------------------------------------
Growth & Income                      54,897             2011
-----------------------------------------------------------------
Global Fixed Income                 109,869             2008
-----------------------------------------------------------------
                                     20,419             2010
-----------------------------------------------------------------
                                     75,561             2011
-----------------------------------------------------------------



Section 817 Diversification Requirements


Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Contracts (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a Contract owner with respect to the increase in the value of the Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS


Each of the Fund's portfolios publicly discloses 100% of its portfolio holdings within sixty days after each fiscal quarter end in SEC filings as required by SEC rules. This information is included in annual and semi-annual reports sent to shareholders. Each Portfolio's investment advisor, sub-advisor if applicable, administrator, sub-administrator, fund accounting agent and custodian will have access to the Portfolio's holdings before they are publicly disclosed. These entities need that information to provide ongoing services to the Portfolios. These entities are required by contract and federal securities law to maintain the confidentiality of that information until it is publicly available and not to misuse the information. From time to time, a Portfolio may have a legitimate business need to disclose its portfolio holdings to it's independent registered public accounting firm or legal counsel, a potential new advisor or sub-advisor, or another entity before those holding are publicly available. Such disclosure will be made only upon the advance approval of an executive officer of the Fund and subject to an agreement to keep the information confidential and not to misuse the information.

In addition, as of the effective date of this SAI, the Funds' portfolio holdings are disclosed on a monthly basis to Morningstar, an independent rating and ranking organization, in advance of release to all shareholders. The portfolio holdings are released to Morningstar so that the Fund's Portfolios may be included in such entity's industry reports and other materials.

   The Portfolios may distribute (or authorize their service providers to distribute) portfolio holdings information to such entities before their public disclosure is required or authorized provided that: (i) the entity agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Portfolios, before the portfolio holdings or results of the analysis become public information; and (ii) the entity signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Chief Compliance Officer of the Adviser is the only person authorized to disclose the Fund's portfolio holdings. Other than the disclosure of portfolio holdings required to be filed with the SEC and those described above, the Fund does not intend to make the Fund's portfolio holdings available to anyone. Neither the Fund nor the Adviser receives compensation or other consideration for disclosure of portfolio securities.

The Chief Compliance Officer or his designee will conduct periodic reviews of compliance with the disclosure of portfolio holdings policy and will provide a written report at least annually to the Corporation's Board of Directors regarding the operations of the policy and any material changes recommended as a result of such review. The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception. However, it is not currently anticipated that any exceptions will be granted.


PORTFOLIO TRANSACTIONS


Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. There may be customary mark-ups on such principal transactions. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Fund and buy and sell securities for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Sub- Advisers, having in mind the Fund's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

The Fund has policies and procedures in effect to prohibit the direct or indirect compensation of brokers or dealers for promoting or selling Fund shares by directing brokerage transactions to brokers or dealers. In accordance with the Fund's policies and procedures, the Sub-Advisors may not consider sales of Fund shares or VA Contracts and VLI Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where in, the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Sub-Adviser and if there is in effect a written contract between the Sub-Adviser and the Fund expressly permitting the affiliated broker- dealer or Sub-Adviser to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.



It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which such broker- dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker- dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Directors may adopt from time to time.


COMMISSIONS PAID BY THE PORTFOLIOS. The following are the aggregate amounts of commissions paid by each of the Portfolios for brokerage during the periods shown:



                            Fiscal Year         Fiscal Year         Fiscal Year
Name of Portfolio.          Ended 2004          Ended 2003          Ended 2002
-------------------------------------------------------------------------------


Intermediate Fixed Income    $   458              $   199             $   425
Mid Cap Equity....           $ 3,938              $15,588             $16,114
Money Market......           $     -              $     -             $     -
Global Fixed Income          $     -              $     5             $   191
Small Cap Equity..           $10,343              $24,217             $17,695
Large Cap Growth..           $   273              $13,404             $ 6,718
Large Cap Value...           $ 2,904              $ 2,612             $ 4,144
Growth & Income...           $ 5,854              $ 8,410             $13,505
Balanced .........           $ 3,350              $ 2,769             $ 1,070
* $49 in commissions was paid to an affiliated broker, Bank of America
  Securities.


For the fiscal year ended December 31, 2004, the Sub-Advisers for the following Portfolios effected brokerage transactions with brokers because of research services provided ("research commission transactions"): for the Mid Cap Equity Portfolio, $1,608 of commissions were paid on $992,663 of research commission transactions; for the Small Cap Equity Portfolio $29,031 of commissions were paid of which $7,919 represented research commissions, and for the Large Cap Growth Portfolio, $273 of commissions were paid of which $100 represented research commissions.


As of December 31, 2004, the Intermediate Fixed Income Portfolio held investments in securities of its regular broker-dealers as follows:

                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Intermediate Fixed Income           $49,986            Bear Stearns
Intermediate Fixed Income           $15,620            Goldman Sachs Group, Inc.
Intermediate Fixed Income           $31,650            Lehman Brothers
Intermediate Fixed Income           $54,170            Morgan Stanley
Intermediate Fixed Income           $23,141            Wells Fargo & Co.

As of December 31, 2004, the Mid Cap Equity Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Mid Cap Equity                     $67,470             Wells Fargo & Co
As of December 31, 2004, the Global Fixed Income Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Global Fixed Income                $9,895              Goldman Sachs Group, Inc.
Global Fixed Income                $19,792             Morgan Stanley
Global Fixed Income                $56,694             Wells Fargo & Co.

As of December 31, 2004, the Small Cap Equity Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Small Cap Equity                   $87,016             Wells Fargo & Co.
As of December 31, 2004, the Large Cap Growth Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Large Cap Growth                   $59,770             Merrill Lynch & Co.
Large Cap Growth                   $306,353            Wells Fargo & Co.
As of December 31, 2004, the Large Cap Value Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Large Cap Value                    $117,702            Morgan Stanley
Large Cap Value                    $258,891            Wells Fargo & Co.
As of December 31, 2004, the Growth & Income Portfolio held investments in securities of its regular broker-dealers as follows:

                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Growth & Income                    $72,828             Goldman Sachs Group, Inc
Growth & Income                    $224,385            JP Morgan Chase & Co.
Growth & Income                    $125,517            Merrill Lynch & Co
Growth & Income                    $80,795             Wells Fargo & Co.
As of December 31, 2004, the Balanced Portfolio held investments in securities of its regular broker-dealers as follows:


                          APPROXIMATE AGGREGATE VALUE
                            OF ISSUER'S SECURITIES
                            OWNED BY THE PORTFOLIO          NAME OF
Portfolio                        AT 12/31/2004         BROKER OR DEALER
---------                        -------------         ----------------

Balanced                           $97,757             Wells Fargo & Co.


INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Sub-Adviser in the interest of achieving the most favorable net results for the Fund.


                               PORTFOLIO TURNOVER


The portfolio turnover rate of a Portfolio is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

DESCRIPTION OF SHARES

The Fund is authorized to issue 500,000,000 shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Control persons are persons deemed to control a fund because they own beneficially 25% or more of the outstanding shares. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding shares.



Only the life insurance companies that issue the variable annuity contracts or variable life insurance policies that use the Portfolios for investment can own shares in the Portfolios. The shares are usually held in a Separate Account of the life insurance company on behalf of the holders of the variable annuity contracts or variable life insurance policies who invest assets in the Portfolios. As of April 25, 2005, Business Men's Assurance Company of America ("BMA"), 2000 Wade Hampton Blvd., Greenville, South Carolina 29615 through its separate accounts and BMA's affiliated companies, owned 24%, 41%, 95%, 20%, 18%, 48%, 99%, 48% and 99% of the shares of the Balanced Portfolio, Growth and Income Portfolio, Large Cap Value Portfolio, Small Cap Equity Portfolio, Large Cap Growth Portfolio, Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio and Global Fixed Income Portfolio, respectively. As of April 25, 2005, Fidelity Security Life, 3130 Broadway, Kansas City, Missouri, 64111 owned 59% of the Growth & Income Portfolio, 59% of the Small Cap Equity Portfolio and 50% of the Large Cap Growth Portfolio. Royal Bank of Canada, the ultimate parent company of BMA, is deemed to be a controlling person of the Portfolios and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of these Portfolios.


As of April 15, 2005, the Fund's Directors and officers, individually and as a group, owned less than 1% of the Fund.


GENERAL INFORMATION


The Fund


The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges and taxes.


Voting Rights


Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, each insurance company is required to request voting instructions from Contract owners and must vote all shares held in the Separate Account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Separate Account prospectus.

Reporting


The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

FINANCIAL STATEMENTS



The Fund's Financial Statements and notes thereto dated December 31, 2004 and the report of Deloitte & Touche LLP, Independent Registered Public Accountants, with respect thereto, appear in the Fund's Annual Report for the year ended December 31, 2004, which is incorporated by reference into this Statement of Additional Information. The Fund delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Fund will furnish additional copies of such Annual Report to investors, which may be obtained without charge by calling 1-800-423-9398.


APPENDIX

Description of Stock Ratings


Standard & Poor's Earnings and Dividend Rankings for Common Stocks (S&P) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+       HighestA         High
A-       Above Average
B+       Average
B        Below Average
B-       Lower
C        Lowest
D        In Reorganization

Value Line Ratings of Financial Strength - The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++      The very highest relative financial strength
A+       Excellent financial position relative to other companies.
A        High grade relative financial strength.
B++      Superior financial health on a relative basis.
B+       Very good relative financial structure.
B         Good overall relative financial structure.
C++      Satisfactory finances relative to other companies.
C+       Below-average relative financial position.
C        Poorest financial strength relative to other major companies.

The ratings are based upon computer analysis of a number of key variables that determine: (a) financial leverage, (b) business risk and (c) company size plus the judgment of their analysts and senior editors regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio" accounting methods, variability of return, quality of fixed charge coverage, stock price stability and company size.

DESCRIPTION OF NRSRO RATINGS


Description of Moody's Corporate Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-B-CCC-CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Description of Duff & Phelps Corporate Ratings


AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA - risk is modest but may vary slightly from time to time because of economic conditions.

A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB - Investment grade. Considerable variability in risk during economic cycles.

BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

Substantial Risk - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

Description of Fitch Corporate Ratings


AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

B - Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety.

CCC - Bonds which may have certain identifiable characteristics which, if not remedied, may lead to the default of either principal or interest payments.

CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

C - Bonds which are in imminent default in payment of interest or principal.

Description of Thomson Bankwatch, Inc. Corporate Ratings

AAA - Bonds that are rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

AA - Bonds that are rated AA indicate a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.

Description of IBCA Limited and IBCA Inc. Corporate Ratings


AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

Description of S&P Commercial Paper Ratings


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Description of Moody's Commercial Paper Ratings


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external

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conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Duff's Commercial Paper Ratings


The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

Description of Fitch's Commercial Paper Ratings


The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. The rating F-1 (Very Strong Credit Quality) reflects an assurance of timely payment only slightly less in degree than the strongest issues. An F-2 rating (Good Credit Quality) indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1. Issues rated F-3 (Fair Credit Quality) have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS

A1 - Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2 - Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Description of Thomson Bankwatch, Inc. Commercial Paper Ratings


TBW-1 - Issues rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

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TBW-2 - Issues rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.










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                                   APPENDIX B

                  INVESTORS MARK SERIES FUND, INC. (THE "FUND")

                      PROXY VOTING POLICIES AND PROCEDURES

I. PURPOSE


These proxy voting policies and procedures (the "Fund's Proxy Policies") have been adopted to comply with the requirements set forth in Investment Company Act Release No. IC-25922, which require registered management investment companies to provide disclosure about how proxies relating to Fund portfolio securities are voted. As described below, the Fund has determined to adopt the proxy voting policies and procedures of the custodian of the Fund's assets, Wells Fargo Bank, N.A. ("Wells Fargo," or the "Custodian") to vote these proxies on the Fund's behalf.


II. ADOPTION OF ADVISOR PROXY VOTING POLICY AND PROCEDURES

The Board of Directors has engaged Wells Fargo to serve as the custodian of the Fund's assets and Wells Fargo, in its capacity as the Custodian, has the delegated authority to vote proxies relating to Fund portfolio securities. The Board of Directors has reviewed and approved Wells Fargo's proxy voting policies and procedures ("Wells Fargo Proxy Policies") and hereby incorporates the Wells Fargo Proxy Policies (attached hereto as Exhibit A) as part of the Fund's Proxy Policies.

III. REVIEW OF PROXY VOTING POLICY AND PROCEDURES

The Board of Directors will review the Fund's Proxy Policies, including the delegation of proxy voting authority to Wells Fargo, periodically to ensure that the policies are reasonably designed to ensure compliance with all relevant rules and regulations applicable to the Fund.

IV. RECORDKEEPING

The Fund will maintain (or cause Wells Fargo to maintain) all records and materials related to proxy voting decisions and the proxy voting process in accordance with all applicable rules and regulations issued by the Securities and Exchange Commission ("SEC").

                                                                       EXHIBIT A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by TOC. A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Wells Fargo Bank (WFB) as their agent to vote proxies, following the standard Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

         o an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

         o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

         a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

              1)   Length of service of senior management

              2)   Number/percentage of outside directors

              3)   Consistency of performance (EPS) over the last five years

              4)   Value/growth of shares relative to industry/market averages

              5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

         b. If the Board is viewed to be independent and the financial performance of the Company has been good:

              1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

              2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

         c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

         d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.  Standard shareholder proposals will be voted as indicated on Exhibit C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

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
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
Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee nominees. The          FOR
Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

-------------------------------------------------------------------------------------- ------------------
Ratification of Auditors

WFB will vote against auditors and withhold votes from audit committee members         AGAINST/
if non-audit fees are greater than audit fees, audit-related fees, and permitted       WITHHOLD
tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify              FOR
auditors unless:

o  an auditor has a financial interest in or association with the company, and         AGAINST
   is therefore not independent, or

o  there is reason to believe that the independent auditor has rendered an             AGAINST
   opinion that is neither accurate nor indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend annual meetings        AGAINST
as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit their          CASE-BY-CASE
auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for audit        FOR
firm ratification.

WFB will vote against shareholder proposals asking for audit firm rotation. This       AGAINST
practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the             CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment of            AGAINST
independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

-------------------------------------------------------------------------------------- ------------------
Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to approve             FOR
directors' and auditors' reports, unless:

o  there are concerns about the accuracy of the accounts presented or the              AGAINST
   auditing procedures used;

o  the company is not responsive to shareholder questions about specific items         AGAINST
   that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
Shareholders can find reference to any irregularities or problems with the company in the auditors report.

-------------------------------------------------------------------------------------- ------------------
Company Name Change/Purpose

WFB will vote for proposals to change the company name as management and the           FOR
board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a reorganization        CASE-BY-CASE
of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of the         FOR
company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

-------------------------------------------------------------------------------------- ------------------

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
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized shares for          FOR
employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift and          FOR
savings plans, retirement plans, pension plans and profit plans.

-------------------------------------------------------------------------------------- ------------------
Approve Other Business

WFB will generally vote for proposals to approve other business. This transfer         FOR
of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if adequate         AGAINST
information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

-------------------------------------------------------------------------------------- ------------------
Independent Board Chairman

WFB will vote against proposals requiring that the positions of chairman and CEO       AGAINST
be held separately.

Separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily. It should also be noted that we support independence and would support a lead independent director.
However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is both         AGAINST
chairman and CEO if there is no adequate justification provided by the company.

-------------------------------------------------------------------------------------- ------------------
Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board be                  FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will vote for proposals requesting that the board audit, compensation and/or       FOR
nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on audit,            WITHHOLD
compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the `single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board structure. The        CASE-BY-CASE
French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some fraudulent or       AGAINST
criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address the           AGAINST
issue of board diversity.

WFB will vote against proposals from shareholders requesting an independent            AGAINST
compensation consultant.

-------------------------------------------------------------------------------------- ------------------
Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a minimum number of         AGAINST
shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

-------------------------------------------------------------------------------------- ------------------
Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of directors and officers,        FOR
when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly-broad.        AGAINST
For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity insurance to       AGAINST
auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

-------------------------------------------------------------------------------------- ------------------
Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the board and             FOR
management unless:

o  there are serious questions about actions of the board or management for the        AGAINST
   year in question;

o  legal action is being taken against the board by shareholders.                      AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

-------------------------------------------------------------------------------------- ------------------
Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to have a statement        AGAINST
of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

-------------------------------------------------------------------------------------- ------------------
Limitation on Number of Boards a Director May Sit On

WFB will vote against proposals to limit the number of boards a director may sit       AGAINST
on. Placing an arbitrary limit on the number of boards on which a director may serve constitutes unwarranted interference and is not critical to the performance of the company.

-------------------------------------------------------------------------------------- ------------------
Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement age of               AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.

-------------------------------------------------------------------------------------- ------------------

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
Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the corporation's         CASE-BY-CASE
By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.

-------------------------------------------------------------------------------------- ------------------
Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize the corporation       CASE-BY-CASE
to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

-------------------------------------------------------------------------------------- ------------------
Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit additional votes on       CASE-BY-CASE
a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

-------------------------------------------------------------------------------------- ------------------
Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis, considering the         CASE-BY-CASE
following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates);
evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a proxy          CASE-BY-CASE
contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

-------------------------------------------------------------------------------------- ------------------

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
Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case by case basis. In           CASE-BY-CASE
some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected board         FOR
seats, as all directors should be accountable to shareholders.

-------------------------------------------------------------------------------------- ------------------
Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate shareholders'         CASE-BY-CASE
rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of           AGAINST
directors is abusive and will warrant a vote against the proposal.

-------------------------------------------------------------------------------------- ------------------
Board Vacancies

WFB will vote against proposals that allow the board to fill vacancies without         AGAINST
shareholder approval as these authorizations run contrary to basic shareholders'
rights.

Alternatively, WFB will vote for proposals that permit shareholders to elect           FOR
directors to fill board vacancies.

-------------------------------------------------------------------------------------- ------------------
Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative voting on a               CASE-BY-CASE
case-by-case basis, in accordance with its proxy voting guidelines. However, if the board is elected annually we will not support cumulative voting.

-------------------------------------------------------------------------------------- ------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or          CASE-BY-CASE
special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

-------------------------------------------------------------------------------------- ------------------

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
Board Size

WFB will vote for proposals that seek to fix the size of the board, as the             FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease       AGAINST
a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

-------------------------------------------------------------------------------------- ------------------
Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to submit its             FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison pill, or        CASE-BY-CASE
requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis         CASE-BY-CASE
poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

-------------------------------------------------------------------------------------- ------------------
Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis, evaluating            CASE-BY-CASE
factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote requirements         AGAINST
of 75% or more of disinterested shares.

-------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------- ------------------
Greenmail

WFB will generally vote in favor of proposals limiting the corporation's               FOR
authority to purchase shares of common stock (or other outstanding securities)
from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail"
provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB will            CASE-BY-CASE
analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

-------------------------------------------------------------------------------------- ------------------
Voting Rights

WFB will vote for proposals that seek to maintain or convert to a one-share,           FOR
one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of votes a        AGAINST
shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

-------------------------------------------------------------------------------------- ------------------
Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase dual class or        AGAINST
multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or                      FOR
multiple-voting stock which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create preference           FOR
shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

-------------------------------------------------------------------------------------- ------------------

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
Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to increase the          CASE-BY-CASE
shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB will vote       AGAINST
against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

-------------------------------------------------------------------------------------- ------------------
Confidential Voting

WFB will vote for proposals to adopt confidential voting.                              FOR

-------------------------------------------------------------------------------------- ------------------
Vote Tabulations

WFB will vote against proposals asking corporations to refrain from counting           AGAINST
abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending their       AGAINST
articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

-------------------------------------------------------------------------------------- ------------------
Equal Access to the Proxy

WFB will vote against proposals that would allow significant company                   AGAINST
shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

-------------------------------------------------------------------------------------- ------------------

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
Disclosure of Information

WFB will vote against shareholder proposals requesting fuller disclosure of            AGAINST
company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

-------------------------------------------------------------------------------------- ------------------
Annual Meetings

WFB will vote for proposals to amend procedures or change date or location of          FOR
the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling for a         AGAINST
change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum necessary for       FOR
shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

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Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder advisory              AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

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Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments proposed solely       FOR
to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights will be        CASE-BY-CASE
considered on a case-by-case basis.

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Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a case-by-case           CASE-BY-CASE
basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

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
Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized common stock on a               CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is to            AGAINST
strengthen takeover defenses, in which case WFB will vote against the proposal.
Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to implement the       FOR
split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                              FOR

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Dividends

WFB will vote for proposals to allocate income and set dividends.                      FOR

WFB will also vote for proposals that authorize a dividend reinvestment program        FOR
as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically          AGAINST
rewards a certain class of shareholders over another, WFB will vote against the proposal.

WFB will also vote against proposals from shareholders requesting management to        AGAINST
redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.                         FOR

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Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common stock.                   FOR

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
Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in cases where         FOR
the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue preferred         AGAINST
stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if the           AGAINST
shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of blank check             FOR
preferred stock issues for other than general corporate purposes (white squire placements).

Finally, WFB will consider on a case-by-case basis proposals to modify the             CASE-BY-CASE
rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.

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Reclassification of Shares

WFB will consider proposals to reclassify a specified class or series of shares        CASE-BY-CASE
on a case-by-case basis.

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Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive rights. Preemptive       FOR
rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for issuance         FOR
requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

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
Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                                      FOR

o  there is clear evidence of past abuse of the authority; or                          AGAINST

o  the plan contains no safeguards against selective buy-backs.                        AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

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Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or director            CASE-BY-CASE
compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the plan. After               FOR
determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan.

Among the plan features that may result in a vote against the plan are:                CASE-BY CASE

o  plan administrators are given the authority to reprice or replace underwater        AGAINST
   options;

WFB will evaluate shareholder proposals requiring performance-based stock              CASE-BY CASE
options on a case-by-case basis.

WFB will vote against shareholder proposals asking the company to expense stock        AGAINST
options. WFB is not opposed to the concept. However, we currently lack an appropriate accounting treatment for it at present.

WFB will generally vote against shareholder proposals to ban future stock option       AGAINST
grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based
(non-approved) plans and is not acting to correct the situation.
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
WFB will vote against shareholder proposals asking companies to adopt full             AGAINST
tenure holding periods for their executives. Indications are that such holding periods encourage executives to leave the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that (a)         CASE-BY-CASE
place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that             CASE-BY-CASE
provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                            FOR

Specifically in Japan, WFB will vote against option plans/grants to directors or       AGAINST
employees of "related companies," even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service             AGAINST
contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share option          CASE-BY-CASE
schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

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Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or cash-and-stock        FOR
bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and statutory       CASE-BY-CASE
auditors who are retiring from the board will be considered on a case-by-case basis.

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
Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o  the proposal is embedded in an executive or director compensation plan that         FOR
   is contrary to guidelines

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Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring companies to report        FOR
on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will evaluate shareholder proposals requiring shareholder approval of              CASE-BY-CASE
extraordinary pension benefits for senior executives under the company's SERP on a case-by-case basis.

WFB will generally vote against proposals that (a) seek additional disclosure of       AGAINST
information on executive or director pay, or (b) seek to limit executive and director pay.

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Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder ratification of golden or tin        FOR
parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that seek to         CASE-BY-CASE
ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

o  guarantees of benefits if a key employee voluntarily terminates;

o  guarantees of benefits to employees lower than very senior management; and

o  indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits in a        AGAINST
management-led buyout.

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
Reincorporation

WFB will evaluate a change in a company's state of incorporation on a                  CASE-BY-CASE
case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to                CASE-BY-CASE
incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay and         CASE-BY-CASE
labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

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WFB will evaluate shareholder proposals requiring offshore companies to                CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

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Stakeholder Laws

WFB will vote against resolutions that would allow the Board to consider               AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.)
when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws, which           FOR
permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

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
Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a case-by-case basis.       CASE-BY-CASE
WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

o  anticipated financial and operating benefits;
o  offer price (cost versus premium);
o  prospects for the combined companies;
o  how the deal was negotiated;
o  changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a       CASE-BY-CASE
minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.


On all other business transactions, i.e. corporate restructuring, spin-offs,           CASE-BY-CASE
asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation,

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Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of         FOR
appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

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Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

o  eliminating the need for annual meetings of mutual fund shareholders;               FOR
o  entering into or extending investment advisory agreements and management contracts;
o  permitting securities lending and participation in repurchase agreements;
o  changing fees and expenses; and
o  changing investment policies.
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
An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

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Social and Environmental Proposals

WFB will generally vote against social and environmental proposals by                  AGAINST
shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.
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
Social and environmental issues that may arise include:

o  Energy and Environment
o  Repressive Regimes and Foreign Labor Practices (South Africa, Northern
   Ireland, China)
o  Military Business
o  Maquiladora Standards & International Operations Policies
o  World Debt Crisis
o  Equal Employment Opportunity & Discrimination
o  Animal Rights
o  Product Integrity and Marketing
o  Human Resources Issues
o  Political and Charitable Contributions

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                                      116